UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 20, 2005
                               ------------------


                            THE BON-TON STORES, INC.
                 (Exact Name of Registrant Specified in Charter)



      Pennsylvania                    0-19517                23-2835229
  ----------------------         --------------------       -------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)

          2801 E. Market Street
           York, Pennsylvania                               17402
(Address of Principal Executive Offices)                  (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------


             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e4(c))

Item 8.01.  Other Events.

         On September 20, 2005, The Bon-Ton Stores, Inc. issued a press release announcing certain real estate initiatives. These initiatives included the grand re-opening of three expanded, newly-remodeled stores; planned relocation of two stores; planned expansion and remodeling of two stores; and closure of three stores. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued September 20, 2005 announcing certain real estate initiatives.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             The Bon-Ton Stores, Inc.


                             By: /s/ Keith E. Plowman
                                 --------------------------------
                                   Keith E. Plowman
                                   Senior Vice President, Chief Financial
                                   Officer and Principal Accounting Officer


Dated:  September 23, 2005